Exhibit 99.4

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial data reflects Atlas Energy, Inc.’s (the “Company”) historical results as adjusted on a pro forma basis to give effect to (a) the merger with Atlas Energy Resources, LLC (“Atlas Energy”) (the “Merger”) and related transactions, (b) Atlas Pipeline Partners, L.P.’s (“Atlas Pipeline”) May 2009 disposition of the NOARK system assets and (c) Atlas Pipeline’s June 2009 disposition of its Appalachia System to Laurel Mountain Midstream, LLC (“Laurel Mountain”). The estimated adjustments to effect the Merger and Atlas Pipeline’s disposition of the NOARK system assets and the Appalachia System are described in the notes to the unaudited pro forma financial data.

The unaudited pro forma condensed consolidated balance sheet information reflects the following transactions as if they occurred as of June 30, 2009:

•

the Merger, consisting of the cancellation and conversion of each outstanding Atlas Energy common unit, other than treasury units and Atlas Energy common units owned by the Company and its subsidiaries, into the right to receive 1.16 shares of Company common stock. In addition, each outstanding restricted unit, phantom unit and unit option of Atlas Energy was converted into an equivalent restricted share, phantom share and stock option of the Company with adjustments in the number of shares and exercise price to reflect the exchange ratio; and

•

in connection with Atlas Pipeline’s May 4, 2009 disposition of the NOARK system assets, Atlas Pipeline received an additional $2.5 million in cash upon the delivery of audited financial statements for the NOARK system assets on July 7, 2009 to Spectra.

The unaudited pro forma condensed consolidated statements of operations information for the twelve months ended December 31, 2008 and the six months ended June 30, 2009 reflect the transactions noted above and the following transactions as if they occurred as of the beginning of the respective period:

•

Atlas Pipeline’s May 4, 2009 disposition of the NOARK Holding Companies for $292.0 million in cash, the net proceeds of which were utilized to reduce Atlas Pipeline’s borrowings under its senior secured term loan and credit facility; and

•

Atlas Pipeline’s June 2009 contribution of its Appalachia System to Laurel Mountain, a joint venture between Atlas Pipeline and The Williams Companies, Inc., in return for net proceeds of $87.8 million in cash, preferred distribution rights entitling Atlas Pipeline to receive payments under a $25.5 million note and a 49% ownership interest in Laurel Mountain.

The unaudited pro forma condensed consolidated balance sheet and the pro forma condensed consolidated statements of operations were derived by adjusting the Company’s historical consolidated financial statements. However, the Company’s management believes that the adjustments provide a reasonable basis for presenting the significant effects of the transactions described above. The unaudited pro forma financial data presented is for informational purposes only and is based upon available information and assumptions that the management of the Company believes are reasonable under the circumstances. This unaudited pro forma financial information is not necessarily indicative of the financial position or results of operations that the Company and its subsidiaries would have been had the transactions been consummated on the dates assumed, nor are they necessarily indicative of any future operating results or financial position. The Company and its subsidiaries may have performed differently had they been combined during the periods presented.

The unaudited pro forma condensed consolidated balance sheet and the unaudited pro forma condensed consolidated statements of operations include the Company’s historical consolidated financial statements, which have been adjusted to reflect the following:

•

in May 2009, Atlas Pipeline completed the sale of its NOARK system assets. As such, the Company has retrospectively adjusted its prior period consolidated financial statements to reflect the amounts related to the operations of NOARK as discontinued operations in accordance with SFAS No. 144; and

•

the adoption of Statement of Financial Accounting Standards No. 160, “Non-controlling Interests in Consolidated Financial Statements-an amendment of ARB No. 51.” SFAS No. 160 amends ARB No. 51 to establish accounting and reporting standards for the non-controlling interest (minority interest) in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 also requires consolidated net income to be reported and disclosed on the face of the consolidated statements of operations at amounts that include the amounts attributable to both the parent and the non-controlling interest. The Company adopted the requirements of SFAS No. 160 on January 1, 2009. The consolidated financial statements reflect the retrospective application of SFAS No. 160 for all periods presented.

ATLAS ENERGY, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

JUNE 30, 2009

(in thousands)

	Historical	NOARK Disposition Adjustments		Merger Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$81,331	$2,500	(a)	$(10,000	)(c)	$71,331
		(2,500	)(b)
Accounts receivable	147,447	—		—		147,447
Current portion of derivative asset	118,792	—		—		118,792
Prepaid expenses and other	26,387	—		—		26,387
Prepaid and deferred income taxes	15,280	—		—		15,280

Total current assets	389,237	—		(10,000)		379,237

PROPERTY, PLANT AND EQUIPMENT, NET	3,714,402	—		—		3,714,402
LONG-TERM DERIVATIVE ASSET	56,071	—		—		56,071
GOODWILL, NET	35,166	—		—		35,166
INTANGIBLES, NET	184,113	—		—		184,113
INVESTMENT IN JOINT VENTURE	133,803	—		—		133,803
OTHER ASSETS, NET	68,574	—		—		68,574

	$4,581,366	$—		$(10,000)		$4,571,366

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$16,000	$—		$—		$16,000
Accounts payable	98,291	—		—		98,291
Liabilities associated with drilling contracts	88,909	—		—		88,909
Accrued producer liabilities	47,067	—		—		47,067
Current portion of derivative liability to Partnerships	32,839	—		—		32,839
Current portion of derivative liability	62,189	—		—		62,189
Accrued liabilities	106,119	—		—		106,119
Advances from affiliate	202	—		—		202

Total current liabilities	451,616	—		—		451,616

LONG-TERM DERIVATIVE LIABILITY TO PARTNERSHIPS	19,965	—		—		19,965
LONG-TERM DERIVATIVE LIABILITY	43,081	—		—		43,081
LONG-TERM DEBT	2,138,589	(2,500	)(b)	—		2,136,089
DEFERRED TAX LIABILITY	237,003	—		(150,782	)(c)	86,221
OTHER LONG-TERM LIABILITIES	54,093	—		—		54,093

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—		—		—
Common stock	426	—		—		426
Additional paid-in capital	412,370	—		669,947	(c)	1,082,317
Treasury stock, at cost	(144,110)	—		—		(144,110)
Accumulated other comprehensive income	29,487	—		37,364	(c)	66,851
Retained earnings	136,741	285	(a)	—		137,026

	434,914	285		707,311		1,142,510
Non-controlling interests	1,202,105	2,215	(a)	(566,529	)(c)	637,791

Total stockholders’ equity	1,637,019	2,500		140,782		1,780,301

	$4,581,366	$—		$(10,000)		$4,571,366

See accompanying notes to unaudited pro forma condensed consolidated financial statements

ATLAS ENERGY, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

(in thousands, except per unit data)

	Historical	NOARK Disposition Adjustments		Appalachia System	Appalachia System Disposition Adjustments		Merger Adjustments		Pro Forma
REVENUE:
Well construction and completion	$415,036	$—		$—	$—		$—		$415,036
Gas and oil production	311,850	—		—	—		—		311,850
Transmission, gathering and processing	1,384,212	—		(47,747)	—		—		1,336,465
Administration and oversight	19,362	—		—	—		—		19,362
Well services	20,482	—		—	—		—		20,482
Equity income in joint venture	—	—		—	13,210	(i)	—		13,210
Gain on mark-to-market derivatives	(63,480)	—		—	—		—		(63,480)

Total revenue	2,087,462	—		(47,747)	13,210		—		2,052,925

COSTS AND EXPENSES:
Well construction and completion	359,609	—		—	—		—		359,609
Gas and oil production	48,194	—		—	—		—		48,194
Transmission, gathering and processing	1,153,555	—		(12,468)	—		—		1,141,087
Well services	10,654	—		—	—		—		10,654
General and administrative	57,787	—		—	—		—		57,787
Depreciation, depletion and amortization	178,269	—		(6,015)	—		—		172,254
Goodwill impairment	676,860	—		(2,304)	—		—		674,556

Total costs and expenses	2,484,928	—		(20,787)	—		—		2,464,141

OPERATING (LOSS) INCOME	(397,466)	—		(26,960)	13,210		—		(411,216)
OTHER INCOME (EXPENSE):
Interest expense	(144,065)	16,259	(d)	—	4,314	(j)	—		(125,785)
		(2,267	)(e)		(26	)(k)
Gain on early extinguishment of debt	19,867	—		—	—		—		19,867
Other, net	11,383	—		—	—		—		11,383

Total other income (expense), net	(112,815)	13,992		—	4,288		—		(94,535)

(Loss) income before income taxes	(510,281)	13,992		(26,960)	17,498		—		(505,751)
Benefit (provision) for income taxes	5,021	(606	)(f)	—	413	(l)	(30,583	)(n)	(25,755)

(Loss) income from continuing operations	(505,260)	13,386		(26,960)	17,911		(30,583)		(531,506)
Income (loss) from discontinued operations, net of income taxes	19,671	(19,671	)(g)	—	—		—		—

Net (loss) income	(485,589)	(6,285)		(26,960)	17,911		(30,583)		(531,506)
Income (loss) attributable to non-controlling interests	479,431	(12,477	)(h)	—	8,429	(m)	76,411	(o)	570,099
		18,305	(h)

Net (loss) income attributable to common shareholders	$(6,158)	$(457)		$(26,960)	$26,340		$45,828		$38,593

ATLAS ENERGY, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

(in thousands, except per unit data)

	Historical	NOARK Disposition Adjustments	Appalachia System	Appalachia System Disposition Adjustments	Merger Adjustments	Pro Forma
Net income attributable to common shareholders per share:
Basic:
Income (loss) from continuing operations attributable to common shareholders	$(0.19)					$0.50
Income (loss) from discontinued operations attributable to common shareholders	0.04					—

Income (loss) attributable to common shareholders	$(0.15)					$0.50

Diluted:
Income (loss) from continuing operations attributable to common shareholders	$(0.19)					$0.48
Income (loss) from discontinued operations attributable to common shareholders	$0.04					—

Income (loss) attributable to common shareholders	$(0.15)					$0.48

Weighted average common shares outstanding:
Basic	39,999					77,889	(p)

Diluted	39,999					80,684	(p)

Income (loss) attributable to common shareholders:
Income (loss) from continuing operations (net of income taxes (benefit))	$(7,524)					$38,593
Income (loss) from discontinued operations (net of income taxes (benefit))	1,366					—

Net income (loss) attributable to common shareholders	$(6,158)					$38,593

ATLAS ENERGY, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2009

(in thousands, except per unit data)

	Historical	NOARK Disposition Adjustments		Appalachia System	Appalachia System Disposition Adjustments		Merger Adjustments		Pro Forma
REVENUE:
Well construction and completion	$175,735	$—		$—	$—		$—		$175,735
Gas and oil production	141,922	—		—	—		—		141,922
Transmission, gathering and processing	349,737	—		(17,220)	—		—		332,517
Administration and oversight	6,495	—		—	—		—		6,495
Well services	9,932	—		—	—		—		9,932
Gain on asset sales	105,691	—		(109,941)	—		—		(4,250)
Equity income in joint venture	710	—		—	4,053	(i)	—		4,763
Loss on mark-to-market derivatives	(18,277)	—		—	—		—		(18,277)

Total revenue	771,945	—		(127,161)	4,053		—		648,837

COSTS AND EXPENSES:
Well construction and completion	149,098	—		—	—		—		149,098
Gas and oil production	21,089	—		—	—		—		21,089
Transmission, gathering and processing	302,890	—		(5,932)	—		—		296,958
Well services	4,544	—		—	—		—		4,544
General and administrative	49,553	—		—	—		—		49,553
Depreciation, depletion and amortization	100,967	—		(3,016)	—		—		97,951

Total costs and expenses	628,141	—		(8,948)	—		—		619,193

OPERATING INCOME	143,804	—		(118,213)	4,053		—		29,644
OTHER INCOME (EXPENSE):
Interest expense	(76,568)	3,531	(d)	—	976	(j)	—		(72,061)
Other, net	6,135	—		—	—		—		6,135

Total other income (expense), net	(70,433)	3,531		—	976		—		(65,926)

Income (loss) from continuing operations before income taxes	73,371	3,531		(118,213)	5,029		—		(36,282)
(Provision) benefit for income taxes	(6,263)	(157	)(f)	—	5,043	(l)	(6,137	)(n)	(7,514)

Income (loss) from continuing operations	67,108	3,374		(118,213)	10,072		(6,137)		(43,796)
Income (loss) from discontinued operations, net of income taxes	59,761	(59,761	)(g)	—	—		—		—

Net (loss) income	126,869	(56,387)		(118,213)	10,072		(6,137)		(43,796)
Income (loss) attributable to non-controlling interests	(112,858)	(3,129	)(h)	—	100,293	(m)	15,686	(o)	55,488
		55,496	(h)

Net income (loss) attributable to common shareholders	$14,011	$(4,020)		$(118,213)	$110,365		$9,549		$11,692

ATLAS ENERGY, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2009

(in thousands, except per unit data)

	Historical	NOARK Disposition Adjustments	Appalachia System	Appalachia System Disposition Adjustments	Merger Adjustments	Pro Forma
Net income attributable to common shareholders per share:
Basic:
Income (loss) from continuing operations attributable to common shareholders	$0.25					$0.15
Income (loss) from discontinued operations attributable to common shareholders	0.11					—

Income (loss) attributable to common shareholders	$0.36					$0.15

Diluted:
Income (loss) from continuing operations attributable to common shareholders	$0.25					$0.15
Income (loss) from discontinued operations attributable to common shareholders	0.11					—

Income (loss) attributable to common shareholders	$0.36					$0.15

Weighted average common shares outstanding:
Basic	39,297					78,073	(p)

Diluted	39,717					78,493	(p)

Income (loss) attributable to common shareholders:
Income (loss) from continuing operations (net of income taxes (benefit))	$9,746					$11,692
Income (loss) from discontinued operations (net of income taxes (benefit))	4,265					—

Net income (loss) attributable to common shareholders	$14,011					$11,692

ATLAS ENERGY, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)	To reflect Atlas Pipeline’s receipt of an additional $2.5 million in proceeds from the May 2009 disposition of the NOARK system assets in accordance with the agreement of sale upon delivery of the audited financial statements for the NOARK system assets to the buyer. The proceeds were recorded as a gain on disposition, which was allocated to retained earnings based upon the Company’s and its subsidiaries’ equity interests in Atlas Pipeline, Atlas Pipeline Holdings, L.P. (“Atlas Pipeline Holdings”), the indirect parent of Atlas Pipeline’s general partner and a subsidiary of the Company, and non-controlling interests. The Company had previously adjusted its deferred and current taxes payable within its June 30, 2009 historical consolidated balance sheet and its historical consolidated statements of operations for the six months ended June 30, 2009 associated with the $2.5 million gain as the cash was received by the Company prior to issuing its financial statements for those periods.

(b)	To reflect the application of Atlas Pipeline’s receipt of an additional $2.5 million in proceeds from the disposition of the NOARK system assets to reduce borrowings under its senior secured term loan, which it was required to do under its credit agreement.

(c)	To reflect the cancellation and conversion of 33,428,248 outstanding Atlas Energy common units at June 30, 2009, other than treasury and Atlas Energy common units owned by the Company and its subsidiaries, into 1.16 shares of Company common stock. To reflect this transaction, the net book capital of Atlas Energy’s non-controlling interests on the Company’s consolidated balance sheet of $566.5 million was eliminated, with offsetting entries to recognize amounts previously allocated to Atlas Energy’s non-controlling interests, including accumulated other comprehensive income of $37.4 million, net of deferred taxes of $23.9 million, and an increase of $669.9 million to common stock and additional paid in capital to reflect the fair value of the Company’s common shares issued in excess of Atlas Energy’s non-controlling interests based on the market price of the Company’s common stock on September 29, 2009, net of estimated transaction costs of $10.0 million. In addition, the entry reflects the reduction in deferred tax liabilities of $150.8 million due to the projected increase in tax basis related to the Company’s investment in Atlas Energy as compared to its corresponding book basis and an adjustment to additional paid-in capital for a similar amount.

(d)	To reflect the adjustment to interest expense of Atlas Pipeline’s repayment of $294.5 million of its senior secured credit facility borrowings from the net proceeds of the sale of the NOARK Holding Companies. The weighted average historical interest rates utilized for the interest expense adjustment were 3.8% for the six months ended June 30, 2009 and 5.5% for the twelve months ended December 31, 2008.

(e)	To reflect the write-off of unamortized deferred financing costs in connection with Atlas Pipeline’s repayment of $244.5 million of senior secured term loan borrowings, which may not be reborrowed, with a portion of the net proceeds from the disposition of the NOARK Holding Companies.

(f)	To reflect the adjustment to the Company’s income tax provision as a result of the adjustments to pretax income consisting of Atlas Pipeline’s disposition of the NOARK Holding Companies, the repayment of borrowings under its senior secured credit facility, the write-off of deferred finance costs, and the adjustment of income allocated to the non-controlling interests of Atlas Pipeline and Atlas Pipeline Holdings as a result of the previously mentioned items. Each of the pretax adjustments were tax affected at the Company’s historical effective income tax rate for the respective period.

(g)	To eliminate the historical financial results of Atlas Pipeline’s NOARK system assets, net of income taxes, which the Company has recognized within income from discontinued operations on its consolidated statements of operations upon their sale in May 2009.

(h)	To reflect the adjustment of income allocated to Atlas Pipeline’s and Atlas Pipeline Holdings’ non-controlling interests resulting from adjustments consisting of Atlas Pipeline’s disposition of the NOARK Holding Companies, the repayment of borrowings under its senior secured term loan and credit facility, and the write-off of deferred finance costs.

(i)	To reflect Atlas Pipeline’s 49% equity interest in the net income of Laurel Mountain, which it received as partial consideration for its disposition of the Appalachia System, based upon the historical statement of operations data for the Appalachia System.

(j)	To reflect the adjustment to interest expense to reflect Atlas Pipeline’s repayment of $87.8 million of its senior secured credit facility borrowings from the net proceeds of the sale of the Appalachia System. The weighted average historical interest rates utilized for the interest expense adjustment were 3.8% for the six months ended June 30, 2009 and 5.5% for the twelve months ended December 31, 2008.

(k)	To reflect the write-off of unamortized deferred financing costs in connection with Atlas Pipeline’s repayment of $2.8 million of senior secured term loan borrowings, which may not be reborrowed, with a portion of the net proceeds from the disposition of the Appalachia System.

(l)	To reflect the adjustment to the Company’s income tax provision as a result of the adjustments to pretax income consisting of Atlas Pipeline’s disposition of the Appalachia System, the recognition of its equity interest in the net income of Laurel Mountain, the repayment of borrowings under its senior secured credit facility, the write-off of deferred finance costs, and the adjustment of income allocated to the non-controlling interests of Atlas Pipeline and Atlas Pipeline Holdings as a result of the previously mentioned items. Each of the pretax adjustments were tax affected at the Company’s historical effective income tax rate for the respective period.

(m)	To reflect the adjustment of income allocated to Atlas Pipeline’s and Atlas Pipeline Holdings’ non-controlling interests resulting from adjustments consisting of Atlas Pipeline’s disposition of the Appalachia System, the recognition of its equity interest in the net income of Laurel Mountain, the repayment of borrowings under its senior secured term loan and credit facility, and the write-off of deferred finance costs.

(n)	To reflect the adjustment to the Company’s income tax provision as a result of the adjustments to pretax income consisting of the adjustment of income allocated to the non-controlling interests of Atlas Energy resulting from the Merger.

(o)	To reflect the adjustment of income allocated to Atlas Energy’s non-controlling interests resulting from the Merger.

(p)	To reflect the adjustment of the Company’s weighted average outstanding common shares as a result of the cancellation and conversion of Atlas Energy common units held by non-controlling interests into 1.16 shares of Company common stock as a result of the Merger.